Exhibit 10.1

AMENDMENT NO. 1

TO THE

CABALETTA BIO, INC. 2025 INDUCEMENT PLAN

WHEREAS, Cabaletta Bio, Inc. (the “Company”) maintains the Cabaletta Bio, Inc. 2025 Inducement Plan (the “Inducement Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”);

WHEREAS, the Board desires to amend the Inducement Plan to increase the number of shares available for issuance under the Inducement Plan;

WHEREAS, Section 16 of the Inducement Plan provides that the Board may amend the Inducement Plan at any time, subject to certain conditions set forth therein; and

NOW, THEREFORE:

1.
Section 3(a) of the Inducement Plan is hereby amended by deleting “275,000” where it appears in the first sentence thereof and replacing it with “1,275,000.”

2.
This Amendment to the Inducement Plan shall become effective upon the date that it is approved by the Board.

3.
Except as set forth above, all other provisions of the Inducement Plan shall remain unchanged.

IN WITNESS WHEREOF, this Amendment No. 1 to the Inducement Plan has been adopted by the Board of Directors of the Company this 3rd day of April 2026.